SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8100 South Mitchell Road, Eden Prairie, Minnesota 55344-2248
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (952) 937-8500

Not Applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On August 13, 2002, C.H. Robinson Worldwide, Inc. submitted to the Securities and Exchange Commission sworn statements of its Chief Executive Officer and Chief Financial Officer pursuant to the Commission’s order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

On August 13, 2002, each of the Chief Executive Officer and Chief Financial Officer of C.H. Robinson Worldwide, Inc. voluntarily executed certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto at Exhibits 99.3 and 99.4.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Statement Under Oath of the Chief Executive Officer, dated August 13, 2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2	Statement Under Oath of the Chief Financial Officer, dated August 13, 2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.3	Certification of the Chief Executive Officer, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4	Certification of the Chief Financial Officer, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 13, 2002

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ CHAD LINDBLOOM
Chad Lindbloom Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Statement Under Oath of the Chief Executive Officer, dated August 13, 2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2	Statement Under Oath of the Chief Financial Officer, dated August 13, 2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.3	Certification of the Chief Executive Officer, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4	Certification of the Chief Financial Officer, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.